N-30B-2 1 dn30b2.htm THE STRATTON MONTHLY DIVIDEND REIT SHARES, INC.

The Stratton Monthly Dividend REIT Shares, Inc. Quarterly Report dated March 31, 2009 can be found under Item 1 of the N-Q Form filed on 5/12/09.